UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

December 21, 2007

Date of Report (Date of earliest event reported)

CELL THERAPEUTICS, INC.

(Exact name of Registrant as specified in its charter)

Washington	001-12465	91-1533912
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Elliott Avenue West, Suite 400 Seattle,

Washington 98119

(Address of principal executive offices, including zip code)

(206) 282-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On December 31, 2007, we filed a Current Report on Form 8-K dated December 21, 2007, reporting that we completed the acquisition of the U.S. development, sales and marketing rights to the radiopharmceutical product Zevalin® (Ibritumomab Tiuxetan), or Zevalin, from Biogen Idec Inc., or Biogen, pursuant to an Asset Purchase Agreement. In that Current Report, we indicated that the financial statements and pro forma financial information required under Item 9.01 of Form 8-K would be filed no later than 71 calendar days after the date of the Current Report reporting the acquisition was required to be filed. This Amendment No. 1 to our December 21, 2007 Current Report on Form 8-K contains the required financial statements and pro forma financial information.

It is impracticable to prepare complete financial statements in accordance with Rules 3-01 and 3-02 of Regulation S-X relating to the assets acquired, as Biogen did not account for Zevalin as a separate entity and cannot objectively allocate certain expenses to the assets. The statements of net revenue and direct expenses for Zevalin included elsewhere in this filing include disclosure of all related costs of sales and other selling, general and administrative, distribution, marketing, and research and development costs directly associated with producing the revenues reflected in the statement. Direct operating expenses exclude certain allocated operating expenses such as facility expenses, income taxes and interest as it is not practical for Biogen management to reasonably estimate these expenses that would have resulted if Zevalin had been operated as an independent company.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The audited statements of revenues and direct expenses of Zevalin for the year ended December 31, 2006 and are included on Exhibit 99.1 hereto.

The unaudited statements of revenues and direct expenses of Zevalin for the nine months ended September 30, 2007 and 2006 and are included on Exhibit 99.1 hereto.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of Cell Therapeutics, Inc. and Zevalin as of and for the nine months ended September 30, 2007 and the year ended December 31, 2006 are included on Exhibit 99.2 hereto.

(d)	Exhibits

The following exhibits are attached with this report on Form 8-K/A:

23.1	Consent of Stonefield Josephson, Inc., Independent Registered Public Accounting Firm

99.1	Financial Statements of Zevalin®

99.2	Unaudited pro forma condensed combined financial statements of Cell Therapeutics, Inc. and Zevalin® as of and for the nine months ended September 30, 2007 and the year ended December 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELL THERAPEUTICS, INC. a Washington corporation

Dated: March 11, 2008	By:	/s/: Louis A. Bianco
Louis A. Bianco Executive Vice President, Finance and Administration

EXHIBIT INDEX

Exhibit Number

23.1	Consent of Stonefield Josephson, Inc., Independent Registered Public Accounting Firm

99.1	Financial Statements of Zevalin®

99.2	Unaudited pro forma condensed combined financial statements of Cell Therapeutics, Inc. and Zevalin® as of and for the nine months ended September 30, 2007 and the year ended December 31, 2006.